UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): April 29, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) First Merchants Corporation (the "Corporation") previously reported on a Form 8-K, dated October 23, 2007, that William L. Hoy had been appointed to the Corporation's Board of Directors. On April 29, 2008, Mr. Hoy was appointed to the Audit Committee of the Corporation's Board of Directors.

(e) On April 29, 2008, the Corporation entered into a Change of Control Agreement with Michael J. Stewart, its Executive Vice President and Chief Banking Officer. This agreement provides for certain payments to be made to Mr. Stewart upon certain "Changes in Control" of the Corporation. A copy of this agreement is attached hereto as Exhibit 10.1.

ITEM 5.05. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

(a) On April 29, 2008, the Board of Directors of the Corporation amended the Corporation's Code of Conduct to clarify internal cross-references to the supplemental Code of Ethics applicable to the Corporation's chief executive officer and senior financial officers. A copy of the Code of Conduct, as amended, is attached hereto as Exhibit 14.1.

ITEM 8.01  OTHER EVENTS

On May 5, 2008, First Merchants Corporation issued a press release announcing the declaration of a quarterly cash dividend of $0.23 per share. The cash dividend is payable on June 20, 2008 to stockholders of record as of June 6, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

           Exhibit 10.1 Michael J. Stewart Change of Control Agreement, dated April 29, 2008

           Exhibit 14.1      Code of Conduct, as amended April 29, 2008

           Exhibit 99.1 Press Release, dated May 5, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  May 5, 2008

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    10.1                Description
                        -----------
                        Michael J. Stewart Change of Control Agreement, dated April 29, 2008.

    14.1                Description
                        -----------
                        Code of Conduct, as amended April 29, 2008.

    99.1                Description
                        -----------
                        Press Release, dated May 5, 2008, issued by
                        First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 10.1

      Michael J. Stewart Change of Control Agreement, dated April 29, 2008


                           CHANGE OF CONTROL AGREEMENT


This Agreement is made and entered into as of April 29, 2008, by and between First Merchants Corporation, an Indiana corporation (hereinafter referred to as "Corporation"), with its principal office located at 200 East Jackson Street, Muncie, Indiana, and Michael J. Stewart (hereinafter referred to as "Executive"), of Indianapolis, Indiana.

WHEREAS, the Corporation considers the continuance of proficient and experienced management to be essential to protecting and enhancing the best interests of the Corporation and its shareholders; and

WHEREAS, the Corporation desires to assure the continued services of the Executive on behalf of the Corporation; and

WHEREAS, the Corporation recognizes that if faced with a proposal for a Change of Control, as hereinafter defined, the Executive will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of the Corporation and its shareholders; and it is necessary for the Executive to be able to provide this advice and counsel without being influenced by the uncertainties of the Executive's own situation; and

WHEREAS, the Corporation desires to provide fair and reasonable benefits to the Executive on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained and the continued employment of the Executive by the Corporation as its Executive Vice President and Chief Banking Officer, the Corporation and the Executive, each intending to be legally bound, covenant and agree as follows:

1.   Term of Agreement.

This Agreement shall continue in effect through December 31, 2008; provided, however, that commencing on December 31, 2008 and each December 31 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than October 31, 2008 or October 31 immediately preceding any December 31 thereafter, the Corporation shall have given the Executive notice that it does not wish to extend this Agreement; and provided further, that if a Change of Control of the Corporation, as defined in Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four
(24) months beyond the month in which such Change of Control occurred.

2.   Definitions.

For purposes of this Agreement, the following definitions shall apply:

     A.   Cause: "Cause" shall mean:

          (1)  professional incompetence;

          (2)  willful misconduct;

          (3)  personal dishonesty;

          (4)  breach of fiduciary duty involving personal profit;

          (5) intentional failure to perform stated duties;

          (6) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist orders; and

          (7) any intentional material breach of any term, condition or covenant of this Agreement.

     (B)  Change of Control: "Change of Control" shall mean:

          (1) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ["Exchange Act"]), other than the Corporation, is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities;

          (2) persons constituting a majority of the Board of Directors of the Corporation were not directors of the Corporation for at least the twenty-four (24) preceding months;

          (3) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such a merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

          (4) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     (C) Date of Termination: "Date of Termination" shall mean the date stated in the Notice of Termination (as hereinafter defined) or thirty (30) days from the date of delivery of such notice, as hereinafter defined, whichever comes first.

     (D) Disability: "Disability" shall mean the definition of such term as used in the disability policy then in effect for the Corporation, and a determination of full disability by the Corporation; provided that in the event there is no disability insurance then in force, "disability" shall mean incapacity due to physical or mental illness which will have caused the Executive to have been unable to perform his duties with the Corporation on a full time basis for one hundred eighty (180) consecutive calendar days.

     (E) Notice of Termination: "Notice of Termination" shall mean a written notice, communicated to the other parties hereto, which shall indicate the specific termination provisions of this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provisions so indicated.

     (F) Retirement: "Retirement" shall mean termination of employment by the Executive in accordance with the Corporation's normal retirement policy generally applicable to its salaried employees in effect at the time of a Change of Control.

3.   Termination.

     (A) General. If any of the events described in Section 2 constituting a Change in Control of the Corporation shall have occurred, the Executive shall be entitled to the benefits described in Section 4 upon the subsequent termination of the Executive's employment during the term of this Agreement, unless such termination is (a) because of the death or Disability of the Executive, (b) by the Corporation for Cause, or (c) by the Executive other than on account of Constructive Termination (as hereinafter defined).

     (B) If, following a Change of Control, the Executive's employment shall be terminated for Cause, the Corporation shall pay him his salary through the Date of Termination at the rate in effect on the date of the Notice of Termination, and the Corporation shall have no further obligations under this Agreement. If, following a Change of Control, the Executive's employment shall be terminated as a result of death or Disability, compensation to the Executive shall be made pursuant to the Corporation's then existing policies on death or Disability, and the Corporation shall have no further obligations under this
          Agreement. If, following a Change of Control, the Executive's employment is terminated by and at the request of the Executive as a result of Retirement, compensation to the Executive shall be made pursuant to the Corporation's normal retirement policy generally applicable to its salaried employees at the time of the Change of Control, and the Corporation shall have no further obligations under this Agreement.

     (C) Constructive Termination. The Executive shall be entitled to terminate his employment upon the occurrence of Constructive Termination. For purposes of this Agreement, "Constructive Termination" shall mean, without the Executive's express written consent, the occurrence, after a Change of Control of the Corporation, of any of the following circumstances:

          (1) the assignment to the Executive of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation that the Executive held immediately prior to the Change of Control of the Corporation, or a significant adverse reduction or alteration in the nature or status of the
               Executive's position, duties or responsibilities or the conditions of the Executive's employment from those in effect immediately prior to such Change of Control;

          (2) a reduction in the Executive's annual base salary, as in effect immediately prior to the Change of Control of the Corporation or as the same may be adjusted from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Corporation;

          (3) the Corporation requires the Executive to be relocated anywhere other than its offices in Muncie, Indiana;

          (4) the taking of any action to deprive the Executive of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure to provide him with the number of paid vacation days to which he is entitled on the basis of years of service with the Corporation and in accordance with the Corporation's normal vacation policy in effect at the time of the Change of Control;

          (5) the failure to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Corporation's life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change of Control of the Corporation, or the taking of any action which would directly or indirectly materially reduce any of such benefits; or

          (6) the failure of the Corporation to continue this Agreement in effect, or to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in
               Section 5 hereof.

4.   Compensation Upon Termination.

Following a Change of Control, if his employment by the Corporation shall be terminated by the Executive on account of Constructive Termination or by the Corporation other than for Cause, death, Disability, or Retirement (by and at the request of the Executive), then the Executive shall be entitled to the benefits provided below:

     (A) No later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive his full base salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Executive is entitled under any incentive, bonus or other compensation plan of the Corporation in effect at the time such payments are due;

     (B) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, no later than the fifth day following the Date of Termination, the Corporation shall pay to the Executive a lump sum severance payment, in cash, equal to two and ninety-nine hundredths (2.99) times the sum of (a) the Executive's annual base salary rate as in effect on the date of the Notice of
          Termination, and (b) the largest bonus received by the Executive during the two (2) years immediately preceding the Date of Termination under the Corporation's Management Incentive Plan covering the Executive;

     (C) During the period beginning with the Executive's Date of Termination and continuing until the earlier of (a) the second anniversary of such Date of Termination, or (b) Executive's sixty-fifth (65th) birthday, the Corporation shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive was receiving immediately prior to the Notice of Termination and shall pay the same percentage of the cost of such benefits as the Corporation was paying on the Executive's behalf on the date of such Notice;

     (D) In lieu of shares of common stock of the Corporation ("Corporation Shares") issuable upon the exercise of outstanding options ("Options"), if any, granted to the Executive under any Corporation stock option plan (which Options shall be cancelled upon the making of the payment referred to below), the Executive shall receive an amount in cash equal to the product of (a) the excess of the higher of the closing price of Corporation Shares as reported on the NASDAQ National Market System, the American Stock Exchange or the New York Stock Exchange, wherever listed, on or nearest the Date of Termination or the highest per share price for Corporation Shares actually paid in connection with any Change of Control of the Corporation, over the per share exercise price of each Option held by the Executive (whether or not then fully exercisable), times (b) the number of Corporation Shares covered by each such Option;

     (E) If the payments or benefits, if any, received or to be received by the Executive (whether under this Agreement or under any other plan, arrangement, or agreement between the Executive and the Corporation), in connection with termination or Constructive Termination of the Executive's employment following a Change of Control, constitute an "excess parachute payment" within the meaning of ss280G of the Internal Revenue Code ("Code"), the Corporation shall pay to the Executive, no later than the fifth day following the Date of Termination, an additional amount (as determined by the Corporation's independent public accountants) equal to the excise tax, if any, imposed on the "excess parachute payment" under ss4999 of the Code; provided, however, if the amount of such excise tax is finally determined to be more or less than the amount paid to the Executive hereunder, the Corporation (or the Executive if the finally determined amount is less than the original amount paid) shall pay the difference between the amount originally paid and the finally determined amount to the other party no later than the fifth day following the date such final determination is made;

     (F) The Corporation shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement), unless the decision-maker in any proceeding, contest, or dispute arising hereunder makes a formal finding that the Executive did not have a reasonable basis for instituting such proceeding, contest, or dispute;

     (G)  The   Corporation   shall  provide  the  Executive   with   individual
          out-placement services in accordance with the general custom and practice generally accorded to an executive of the Executive's position.

5.   Successors; Binding Agreement.

     (A) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms to which the Executive would be entitled hereunder if the Executive terminates his employment on account of Constructive Termination following a Change of Control of the Corporation, except that for the purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "the Corporation" shall mean the Corporation and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement, by operation of law or otherwise.

     (B) This Agreement shall inure to the benefit of and be enforceable by the Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to the Executive hereunder had the Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the devisee, legatee or other designee or, if there is no such designee, to his estate.

6.   Miscellaneous.

No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Corporation. No waiver by either party hereto at the time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Indiana without regard to its conflicts of law principles. All references to a section of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such section. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

7.   Validity.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

8.   Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9.   Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three
(3) arbitrators in Muncie, Indiana in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

10.  Entire Agreement.

This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by their duly authorized officers, and the Executive has hereunder subscribed his name, as of the day and year first above written.


"CORPORATION"                                        "EXECUTIVE"

FIRST MERCHANTS CORPORATION


By ______________________________           By ______________________________
     Michael C. Rechin                           Michael J. Stewart
     President & Chief Executive Officer

                          First Merchants Corporation

                                 Exhibit No. 14.1

                   Code of Conduct, as amended April 29, 2008





                           FIRST MERCHANTS CORPORATION

                                 CODE OF CONDUCT


























                                                              Revised April 2008


                                                  TABLE OF CONTENTS
A.       Introduction....................................................................................1
B.       Confidential Information........................................................................2
   1.    Customer and Supplier Information...............................................................2
   2.    Employee Information............................................................................3
   3.    Inside Information..............................................................................3
C.       Conflicts of Interest...........................................................................3
   1.    Dealing with Customers, Suppliers or Competitors in Business Ventures...........................4
   2.    Borrowing from Customers or Suppliers...........................................................4
   3.    Gifts to Employees, Officers or Directors.......................................................4
D.       Public Communications...........................................................................5
   1.    Regulatory Disclosures and Public Comments......................................................5
   2.    Media Inquiries.................................................................................5
E.       Lending Practices...............................................................................6
   1.    Granting of Preferential Rates..................................................................6
   2.    Prohibited Lending Practices....................................................................6
F.       Political Contributions.........................................................................6
   1.    Prohibitions....................................................................................6
   2.    Personal Political Contributions................................................................7
G.       Outside Activities..............................................................................7
   1.    Community Service...............................................................................7
   2.    Fiduciary Appointments..........................................................................7
   3.    Political Activities............................................................................7
   3.    Political Activities............................................................................7
   4.    Outside Employment and Board Service............................................................8
H.       Personal Financial Responsibility...............................................................8
   1.    General.........................................................................................8
   2.    Borrowing from other Financial Institutions.....................................................8
   3.    Borrowing from Customers or Suppliers...........................................................9
   4.    Taking Advantage of a Business Opportunity that Rightfully Belongs to the Company...............9
   5.    Corporate Property Services.....................................................................9
   6.    Employee Purchase of Company Assets.............................................................9
   7.    Purchase of Property Held by the Company as a Fiduciary........................................10
   8.    Handling of Personal Accounts..................................................................10
I.       Personal Trading and Investments...............................................................10
   1.    Investment in Securities of a Customer, Supplier, or Competitor................................10
   2.    Securities Trading.............................................................................11
   3.    Non-public and/or Material Inside Information..................................................12
   4.    Preferential Treatment.........................................................................12
   5.    Securities Transactions by Trust and Investment Personnel......................................12
   6.    Investment in First Merchants Corporation Securities...........................................12
J.       Code of Ethics for First Merchants Corporation Financial Management............................12

                           First Merchants Corporation
                                 Code of Conduct

A.   Introduction

The First Merchants Corporation Code of Conduct consists of two parts: (1) a comprehensive code of ethical and legal business conduct (Sections A-I) that applies to all directors, officers and employees of First Merchants Corporation and its affiliates (collectively, the "Company"; and (2) a supplemental Code of Ethics for First Merchants Corporation Financial Management (Section J) that applies to the chief executive officer and senior financial officers of First Merchants Corporation, in recognition of their unique responsibilities for assuring proper accounting, financial reporting and internal controls.

The comprehensive code of ethical and legal business conduct applicable to all of the Company's directors, officers and employees is adopted in accordance with NASDAQ Marketplace Rule 4350(n); and the supplemental code of ethics applicable to the chief executive officer and senior financial officers is adopted in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission ("SEC") Regulation S-K, Item 406. The text of the Code of Conduct has been posted on the Company's Internet website. The text of the supplemental Code of Ethics for Financial Management has also been posted separately on the website.

The Code of Conduct provides general principles of personal and business conduct that are intended to promote ethical behavior, proper handling of actual or apparent conflicts of interest, full and fair disclosure, and compliance with applicable laws, rules and regulations. It does not cover all conceivable situations but sets forth basic responsibilities for representatives of the Company. It sets forth basic standards of conduct, not necessarily ideal or maximum standards.

The essence of the financial services industry is trust and confidence. Thus, it is imperative that representatives of the Company display, and be perceived by the public as displaying, the highest principles of personal and professional integrity. They must always keep in mind that the standards of behavior and performance the public expects of the Company's directors, officers and employees, and that the Company has pledged to meet, are higher than the general norms for the business world. The Company assumes that its employees, officers and directors will comply with all laws, rules and regulations applicable to the Company and their own personal conduct.

Compliance with the Code of Conduct is a condition of employment and for service as a director. Anyone who is aware of a violation or apparent violation by an employee, officer or director should report the same to the appropriate person or persons, which, depending on the nature of the alleged violation and/or the position held by the alleged violator, may be a supervisor, the Director of Human Resources, the CEO or other executive officer of the Company or a Company affiliate, the Chairman of the Board or of the Audit Committee of the Company or a Company affiliate, and/or the Company's Legal Counsel (which may be either in-house counsel or counsel to the Board of Directors). Failure to report a serious violation of which an employee, officer or director is aware to a proper Company official or representative may itself be a violation of the Code of Conduct, depending on the circumstances. The Company will take such disciplinary or preventive action as is appropriate under the circumstances to address any existing or potential violation that is brought to the attention of the proper authority. No adverse action will be taken against anyone who, in good faith, reports a violation or potential violation of the Code of Conduct.

Any waiver of a provision of the Code of Conduct applicable to directors or executive officers of the Company must be approved by the Board of Directors of First Merchants Corporation. The Company shall disclose such waiver, along with the reasons for the waiver, in a Form 8-K filed with the Securities and Exchange Commission ("SEC") within four (4) business days. With rare exceptions, the Company will not grant or permit such waivers.

The First Merchants Corporation Audit Committee is responsible for ensuring the enforcement of the Code of Conduct and for interpreting its provisions. The Company's Chief Risk Officer is responsible for ongoing compliance by employees, officers and directors with the Code of Conduct and for overseeing training and monitoring compliance of such persons with respect to its provisions; and for these purposes he or she shall report to directly to the Chairman of the Audit Committee as well as to the CEO of the Company. A request for an interpretation of any provision of the Code of Conduct may be directed to a supervisor, the Director of Human Resources or Legal Counsel. A written request for an interpretation may also be submitted to the Chairman of the Audit Committee, setting forth the relevant facts and circumstances. The Audit Committee will respond to such a request, after consulting with the Company's Legal Counsel and/or other outside legal counsel if and to the extent it deems appropriate.

The Code of Conduct shall be reviewed at least annually by the Nominating and Governance Committee.

B.   Confidential Information

1.   Customer and Supplier Information

     Confidential Information received from or concerning customers and suppliers is to be held in strictest confidence. The very nature of the Company's business is such that employees, officers and directors may have access to a customer's business plans, financial information, forecasts, decisions, problems and other data. This information is to be used solely for business purposes, as an aid to providing knowledgeable service, and must not be used for personal gain. Such information should never be transmitted to anyone outside the Company, including family and associates, or to employees of the Company who do not need to know such information in performing their jobs.

     Exceptions to this policy include: (a) routine credit inquiries; (b) disclosures required by legal process or upon advice of the Company's Legal Counsel; and (c) information authorized for release by written approval of a customer or supplier.

     Directors, officers and employees should take appropriate measures to protect the security of confidential information by ensuring, when leaving the office, that open areas and work spaces are cleared of paperwork, that confidential information is locked in desks or file cabinets, and that access to all files containing confidential information is properly controlled. They should also avoid displaying documents in an indiscriminate manner or engaging in inappropriate business conversations in public places, on or off the Company's premises.

2.   Employee Information

     The Company will safeguard the confidential aspects of the relationships between the Company and its employees. Requests for information concerning present or former employees relating to their employment or to matters such as salary verification should be referred to the Human Resources Department. The Credit Department or other office(s) designated under published Company policies and procedures may answer routine credit inquiries about Company employees in response to proper requests for checking account, savings or loan information. This policy applies to both oral and written requests.

3.   Inside Information

     The use or disclosure of "material inside information" about the Company, defined as information not publicly disseminated but significant enough to possibly materially affect the Company and/or its securities, is not only prohibited, but may be a serious violation of federal or state securities laws. Directors, officers and employees who have a question which involves the use or disclosure of information that has not yet been publicly disseminated should contact their supervisor, the Director of Human Resources, or the Company's Legal Counsel, as appropriate, prior to such use or disclosure.

C.   Conflicts of Interest

     A conflict of interest occurs when a person's personal interests improperly interfere, or appear to interfere, with the interests of the Company or with the person's judgment in performing his or her responsibilities on behalf of the Company. Employees, officers and directors of the Company must never allow their personal interests to interfere with their objectivity in performing their responsibilities to the Company, and they must never use or attempt to use their position with the Company to obtain any improper financial or other benefit for themselves, their family members, or any other person.

     The Company will conduct an appropriate review, in accordance with NASDAQ Marketplace Rule 4350(h), of all related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions must be approved by the First Merchants Corporation Audit Committee. For this purpose, "related party transactions" are transactions involving the Company's directors or executive officers, or members of their immediate family, which must be disclosed pursuant to SEC Regulation S-K, Item 404.

     Employees, officers and directors of the Company should always consider, in advance of taking any action, whether such action might pose an actual or apparent conflict of interest and whether such conflict would prevent them from complying with the principles set forth in the first paragraph of this Section. They should be familiar and strive to comply with both the letter and spirit of applicable federal and state statutes and regulations, Company bylaws, and common law fiduciary principles relating to conflicts of interest. Although it is frequently difficult to determine when an actual or apparent conflict of interest exists, the following sections contain guidelines for proper conduct in some of the situations that may arise from time to time.

1.   Dealing with Customers, Suppliers or Competitors in Business Ventures

     Employees, officers and directors of the Company should not own, directly or indirectly, a significant financial interest in any business entity that does or seeks to do business with, or is in competition with, the Company unless the interest has been fully disclosed in advance to the Board of Directors and has been determined to not improperly influence any decision that they might be required to make in performing their duties for the Company.

2.   Borrowing from Customers or Suppliers

     See "Personal Financial Responsibility"

3.   Gifts to Employees, Officers or Directors

     The Company expects employees, officers and directors to render efficient and courteous service to its customers at all times without expecting reward other than compensation or fees regularly received for their employment or service to the Company. Accordingly, they shall not solicit, receive or participate in any arrangement leading to the payment of money or anything of value to them, their relatives or friends for past or future business conducted with the Company. To avoid even the appearance of impropriety, it is important that they decline any gifts from present or prospective customers or suppliers if acceptance would raise the slightest doubt of improper influence.

     The Federal Bank Bribery Act (18 U.S.C. ss215) generally makes it a crime for a person associated with a bank or a bank holding company, including employees, officers, directors, agents and attorneys of the bank or bank holding company, to seek or accept anything of value from any person or entity in connection with any transaction or business of such bank or holding company with which the person is associated. It is a crime for the giver as well as the receiver. The Act cannot be read in a vacuum and must be interpreted and administered accordingly. The Act is intended to prevent a pay-off to bank or bank holding company officials as a quid pro quo either to induce a particular transaction or as a "gratuity" on account of a particular transaction. Thus, where a benefit is given or received as a result of a banking transaction, the Act may be violated. However, the Act is not intended to proscribe the receipt of gratuities or favors of reasonable value where it is clear from the circumstances that the customer is not trying to exert influence over the bank or bank holding company official in connection with a transaction, and the gratuity or favor is, in fact, unsolicited. The term "gift" includes, but is not limited to, substantial favors, money, credit, special discounts on goods or money, tickets to entertainment events, trips, hotel expenses, excessive entertainment, and food or beverages. Gifts to immediate family are included in this prohibition.

     Employees of the Company should not accept gifts of cash in any amount. However, the Company recognizes that situations may arise when it would be appropriate for an employee to accept the benefit of another's expenditure. Such situations include:

          a. Gifts of reasonable value (not in excess of $100) given at Christmas, other holidays or special occasions, which represent expressions of friendship;

          b. Reasonable entertainment at luncheon, dinner or business meetings with present or prospective customers and suppliers when the return of the expenditure on a comparable basis is likely to occur and the expenditure is a proper business expense;

          c. Unsolicited advertising or promotional material (e.g., pens, calendars, etc.) of a value not exceeding $100;

          d. Awards given by charitable, educational, civic or religious organizations or meritorious contributions or service; and

          e.   Gifts or bequests based upon family relationships.

     Circumstances surrounding a gift may be such that rejection or return of the gift would cause embarrassment or would potentially damage friendly relationships between a customer or supplier and the Company. In that case, the employee should report the gift and its estimated value to the Director of Human Resources.

     Employees may not accept a devise of property or an interest in property from a customer or supplier of the Company (other than a relative or a person who has never dealt with the employee as a representative of the Company) under a will, trust, or other estate planning instrument at any time. The fact that the employee did not know of the bequest does not justify an exception.

D.   Public Communications

1.   Regulatory Disclosures and Public Comments

     Employees, officers and directors of the Company shall strive to ensure that all reports, documents and other information that the Company files with or submits to the SEC and in other public communications made by the Company are accurate, complete, timely and fair, in accordance with applicable disclosure standards, including standards of materiality where appropriate. Employees, officers and directors shall not knowingly misrepresent, or cause others to misrepresent, material facts about the Company to others, including, without limitation, the Company's independent auditors and governmental regulators or other governmental officials.

     Employees, officers and directors who are requested to make a public statement or comment on a law, regulation or other matter related to or affecting the Company should first submit a copy of the statement to the CEO (or in the case of a director, to the Chairman of the Board of Directors) for approval. Company letterhead shall not be used in commenting on any law, regulation or matter that only relates to or affects the employee, officer or director personally and not the Company.

2.   Media Inquiries

     Only the Director of Marketing, members of executive management or, in appropriate cases, the Chairman of the Board of Directors, should initiate or respond to contacts with the media on behalf of the Company. Any media inquiries should be directed to the Marketing Department and employees should only respond to media inquiries after being cleared by the Marketing Department or a member of executive management. In the event of a robbery, disturbance or other emergencies, all communications should be referred to the appropriate bank security officer, the Director of Marketing or a member of executive management.

E.   Lending Practices

1.   Granting of Preferential Rates

     The lending services of the Company's affiliate banks are available to equitably serve the legitimate and deserving credit needs of customers. All loans should be based solely upon a borrower's credit worthiness and overall relationship with the Company. Preferential rates shall not be granted to any employee, officer or director in violation of Company policy. If questions arise concerning lending services, consult the loan policy manual or a senior loan officer.

2.   Prohibited Lending Practices

     The following lending practices are prohibited either by law or Company policy. For purposes of this section, the term "lending officer" refers to any Company employee who has lending authority. A lending officer:

          a. Shall not extend credit to a customer if any of the proceeds are to be given or loaned to the lending officer, or to pay a debt owed to the lending officer or members of his or her immediate family.

          b. Shall not extend credit to a customer to enable the customer to purchase real estate or personal property from the lending officer, unless prior written approval is obtained from a senior loan officer.

          c. Shall not extend credit to a relative of the lending officer, whether by blood or marriage, or to an individual residing in the lending officer's household.

          d. Shall not extend credit to a company in which the lending officer has an interest as a director, officer or partner, or an ownership interest exceeding five percent (5%), or in which a relative of the lending officer, whether by blood or marriage, has such an interest.

          e. Shall not loan his or her personal funds, or the personal funds of other employees, to a customer or supplier of the Company where the lending officer or other employee has any responsibility for the Company's relationship with such customer or supplier.

F.   Political Contributions

1.   Prohibitions

     It is unlawful for the Company to make contributions or expenditures in connection with any election. Federal and state laws prohibit the Company from contributing corporate funds or property in support of a political party or candidate for public office. In addition to cash payments, this prohibition applies to contributions of meeting rooms, food, beverages, and reimbursement of expenses to third parties or anything of value for the purpose of influencing any election.

2.   Personal Political Contributions

     The policy of the Company regarding corporate political contributions is not intended to discourage employees, officers and directors from making personal contributions to candidates or political parties of their choice. The Company does not and will not exert pressure, either direct or indirect, that infringes on their right to decide to whom personal political contributions will be made.

G.   Outside Activities

1.   Community Service

     The Company recognizes its responsibilities to the communities, states and nation in which it operates and whose citizens it serves. The Company considers itself socially responsible and responsive. It recognizes that it cannot thrive unless the communities in which it operates thrive, nor can it exist without public support. The Company endeavors to strengthen these communities, states and nation, and the free enterprise system, by encouraging its employees, officers and directors to become involved in charitable, civic and community causes and organizations and by making appropriate financial and other contributions to these causes and organizations.

2.   Fiduciary Appointments

     Employees of the Company shall not accept an appointment as a personal representative, executor, trustee, administrator, guardian or other fiduciary relationship, whether such appointment is as the sole fiduciary or as a co-fiduciary. Exceptions may be made for fiduciary appointments based upon close family or personal relationships where the circumstances warrant. The First Merchants Corporation Audit Committee must approve all exceptions prior to acceptance of such an appointment.

3.   Political Activities

     Employees, officers and directors are encouraged to take an active part in supporting their political party and their individual candidates, such as by serving as a volunteer, an active party worker, an appointed official, or an elected official. Employees whose participation will require time away from the Company must obtain prior approval from the Director of Human Resources.

     In all cases, individuals who are seeking elective office or participating in political activities do so as an individual and not as a representative of the Company. To prevent any impression of sponsorship or endorsement by the Company, they must not use the Company's name or its address in campaign materials or in collecting funds. The Company shall not be identified in any advertisements or literature except as may be appropriate in biographical information.

4.   Outside Employment and Board Service

     The Company recognizes that there may be times when employees will want to obtain outside employment or serve on boards of directors. Any such employment or service must be secondary to their position with the Company and must not interfere with their work or responsibilities with the Company or involve improper diversion of Company resources.

     An employee who wishes to obtain outside employment must notify his or her supervisor in advance and submit a statement to the Human Resources Department describing the intended new employment and the anticipated number of hours and location of the work. Should this job affect the employee's work performance or attendance, the supervisor in consultation with the Human Resources Department will take appropriate action.

     An employee who wishes to serve on a for-profit board must have the prior approval of the CEO of the Company or Company affiliate as appropriate; provided, however, if the employee wishing to serve is the CEO of the Company or a Company affiliate, such approval must come from the Company's or affiliate's Board Chairman instead. Service as a director of a family business or corporation must be reported but will generally be approved.

     An employee who wishes to serve on a not-for-profit board shall disclose his or her intention to do so to the CEO of the Company or Company affiliate as appropriate; provided, however, if the employee wishing to serve is the CEO of the Company or a Company affiliate, such disclosure shall be made to the Company's or affiliate's Board Chairman instead. Service on a not-for-profit board does not require prior approval; however, the CEO or Board Chairman may affirmatively deny permission for an employee to do so under circumstances involving potential material harm to the interests of the Company.

H.   Personal Financial Responsibility

1.   General

     It is important that employees, officers and directors of financial services organizations properly manage their personal finances and use credit intelligently. Imprudent personal financial management and its consequent hardships often affect job performance and may even tempt individuals in positions of trust to violate their fiduciary obligations to the Company and/or its customers. Employees who are having financial problems should consult with their supervisor or the Director of Human Resources or his or her delegate. Directors and CEOs of the Company or an affiliate who are having financial problems should consult with the Company's or affiliate's Board Chairman or the Chairman of the Company's or affiliate's Audit Committee.

2.   Borrowing from other Financial Institutions

     Borrowing from other financial institutions, including correspondent banks, is permitted as long as the loan is obtained on substantially the same rates, terms and conditions as the financial institution offers to other customers of similar credit worthiness.

3.   Borrowing from Customers or Suppliers

     Employees are not permitted to borrow from customers or suppliers except those that engage in lending in the usual course of their business. Even then, borrowing must only be on terms offered to others in similar circumstances, without special treatment as to interest rates, repayment terms, security or other provisions. This prohibition does not preclude borrowing from individuals related to an employee by blood or marriage.

4. Taking Advantage of a Business Opportunity that Rightfully Belongs to the Company

     Employees, officers and directors must not take personal advantage of an opportunity that rightfully belongs to the Company. Whenever the Company has been actively soliciting a business opportunity or has been offered such an opportunity, or whenever the funds, facilities, personnel or other resources of the Company have been used in pursuing an opportunity, that opportunity belongs to the Company and shall not be diverted to the personal benefit of any employee, officer or director. Examples of improperly taking advantage of a Company opportunity may include, without limitation:

          a. Selling or improperly disclosing information to which a person has access because of his or her position.

          b. Acquiring a property interest when the Company is known to be interested in purchasing or leasing the property interest in question.

          c. Receiving a commission, fee or other payment on a transaction that would otherwise accrue to the Company.

          d. Diverting business from the Company or encouraging employees to leave their employment with the Company.

          e. Otherwise improperly profiting, either directly or indirectly, to the detriment of the Company.

5.   Corporate Property Services

     Employees are not permitted to act as a principal for either themselves or their close family members in the supply of goods, property or services to the Company. Using the services of other Company employees or other Company resources during working hours for personal purposes is also prohibited.

6.   Employee Purchase of Company Assets

     It is improper for employees to purchase, directly or indirectly, any Company assets other than at public sale. Any such transaction is likely to subject the Company to criticism and, depending on the circumstances, may even result in liability, even if entered into innocently. Company assets, including repossessed loan collateral, will not be sold to employees or members of their immediate family except at public sale. This policy also extends to "friends" who purchase an asset from the Company and then resell it to an employee or member of his or her immediate family. Upon approval of the executive officer responsible for the Company's or an affiliate's physical properties, items of Company equipment or other property that are of nominal value may be sold to employees when the return to the Company or affiliate will equal or exceed that from other methods of disposal.

7.   Purchase of Property Held by the Company as a Fiduciary

     Property held by the Company as a fiduciary shall not be sold or transferred, by loan or otherwise, to the Company or any of its directors, officers or employees, or to any other individual or organization with whom there exists a connection or interest that might adversely affect the Company's exercise of sound judgment or the financial interests of the Company or any beneficial owner of the property in selling or transferring such property; provided, however, an exception may be made where (a) expressly authorized by the instrument creating the fiduciary relationship or by court order, or (b) such sale or transfer is made in accordance with applicable laws and with the prior approval of the Company's Legal Counsel or the First Merchants Corporation Audit Committee.

     It is also improper for an employee to become a tenant of any real estate managed by First Merchants Trust Company.

8.   Handling of Personal Accounts

     All employees, officers and directors shall handle their personal checking accounts satisfactorily, avoiding overdrafts and avoiding the use of facilities at other financial institutions to disguise potential overdrafts. The use of two or more financial institutions to disguise overdrafts, sometimes referred to as "kiting", is both a violation of this Code and a violation of the law.

I.   Personal Trading and Investments

     While it is not the intent of the Company to unduly limit employees, officers and directors in their personal trading and investments, transactions must be avoided that would involve or appear to involve a conflict of interest between the individual and the Company or between the Company and any customer. Trading on inside or confidential information is also prohibited. This policy covers transactions for the personal account of the employee, officer or director, as well as members of his or her immediate family and close relatives, whether by blood or marriage.

     Investment situations that might involve a conflict of interest are many, varied and not subject to simple listing. Anyone who has any uncertainty about a situation should consult the Company's Legal Counsel or the Director of Human Resources.

1.   Investment in Securities of a Customer, Supplier, or Competitor

     Employees should generally avoid investing in securities of a customer, supplier, borrower or competitor of the Company, except for publicly held companies where the securities have a broad market. Participation in a business venture with such parties should be considered the same as investing in their securities for these purposes. Such investment may affect an employee's judgment or decisions made on behalf of the Company.

2.   Securities Trading

     Employees are expressly prohibited from buying or selling investment securities through the Company unless they establish their own account or a fiduciary account, following normal procedures. The commission charged shall be as stated in the published fee schedule for employees of the Company. This section is not applicable to the securities of First
     Merchants Corporation, which may be purchased through employee benefit programs in which the employee is eligible to participate.

3.   Non-public and/or Material Inside Information

     Non-public or material inside information provided by customers, suppliers and others in the normal course of business is confidential and must be held inviolate. Such information must never be used as a basis for personal investment decisions. Anyone who has uncertainty about the information should consult the Company's Legal Counsel.

4.   Preferential Treatment

     Employees must never use commissions paid in the sale of securities for the Company's customers to obtain special concessions from brokerage firms. Employees shall not accept preferential treatment in the form of an allocation of "hot" new issues or any other securities which become available prior to a public offering or that are or may become in such demand that the broker, investment banker, issuer, or other seller of the securities might expect to receive favorable treatment in return for making such allocation.

5.   Securities Transactions by Trust and Investment Personnel

     Trust and investment personnel, because of their responsibilities with respect to fiduciary accounts, are subject to further restrictions and guidelines relating to investments. Specifically, any trust and investment personnel involved in securing approval for trades and/or actually trading on behalf of a fiduciary account must always place the fiduciary account before his or her own personal investments. Other restrictions and guidelines concerning securities trading policies and procedures are covered in the First Merchants Trust Company Trust and Investment Policy Manual.

6.   Investment in First Merchants Corporation Securities

     Directors, officers and employees of the Company shall not execute personal transactions in First Merchants Corporation securities if they possess material inside information that has not been disclosed to the public.

J.   Code of Ethics for First Merchants Corporation Financial Management

     This Code of Ethics for First Merchants Corporation Financial Management is adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission ("SEC") Regulation S-K, Item 406, which states that issuers shall disclose whether they have adopted a code of ethics that applies to their principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Although part of the Code of Conduct of First Merchants Corporation (the "Company"), this Code of Ethics applies specifically and separately to the following officers of the Company: the Chief Executive Officer, the Chief Financial Officer, the Chief Banking Officer, the Chief Accounting Officer, the Corporate Controller, and the Corporate Treasurer (collectively, the "Senior Financial Officers").

     The Senior Financial Officers shall always act with integrity and engage in honest and ethical conduct. In addition to the policies set forth elsewhere in the Code of Conduct, the Senior Financial Officers have the following obligations:

1. The Senior Financial Officers must never allow their personal interests to interfere with their objectivity in performing their responsibilities to the Company; and they must never use or attempt to use their position with the Company to obtain any improper personal financial or other benefit for themselves, for their family members, or for any other person. They should determine in advance of taking any action whether such action poses a conflict of interest and whether such conflict would prevent them from complying with the above principles. A "conflict of interest" occurs when a person's personal interests improperly interferes with the interests of the Company. Any actual or apparent conflict of interest involving a Senior Financial Officer shall be reported immediately to the Company's Legal Counsel (which may be either in-house counsel or counsel to the Board of Directors), who shall promptly report the matter to the Chairman of the Audit Committee. Legal Counsel and the Chairman of the Audit Committee shall ensure that appropriate actions are taken to provide for the ethical handling of any actual or apparent conflict of interest reported to them.

2. The Senior Financial Officers shall strive to ensure that all reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company contain full, fair, accurate, timely and understandable disclosures, in accordance with applicable disclosure standards, including standards of materiality, where appropriate. Accordingly, they shall not knowingly misrepresent, or cause others to misrepresent, material facts about the Company to others, including, without limitation, the Company's independent auditors and governmental regulators or other governmental officials. Within their areas of responsibility, they shall properly review and critically analyze proposed disclosures for accuracy and completeness. In addition, they shall promptly bring to the attention of the Company's Legal Counsel any material information of which they become aware that affects the disclosures made by the Company in its public filings or other public communications. Legal Counsel shall, in turn, promptly report the situation to the Chairman of the Audit Committee.

3. It is the Company's policy to comply with all applicable governmental laws, rules and regulations; and all Senior Financial Officers must adhere to this policy. Activity which would be criminally or civilly actionable shall also be deemed to be a violation of this policy. For example, the anti-fraud provisions of the federal securities laws make it unlawful for a person to trade securities on the basis of material, non-public information. Such illegal insider trading would also constitute a violation of this policy. Anyone who is uncertain about the interpretation or applicability of a law, rule or regulation should consult with the Company's Legal Counsel before taking action.

4. A Senior Financial Officer who becomes aware of an existing or potential violation of this Code of Ethics shall promptly notify the Company's Legal Counsel, who shall promptly inform the Chairman of the Audit Committee of the situation. A Senior Financial Officer's failure to report a violation of which he or she has knowledge is itself a violation of the Code. The Company will take such disciplinary or preventive action as is appropriate under the circumstances to address any such existing or potential violation that is brought to its attention. No adverse action shall be taken against anyone who, in good faith, reports a violation or potential violation of this Code of Ethics.

5. Compliance with this Code of Ethics is a condition of employment, and any violations thereof may result in disciplinary action, up to and including discharge.

     In any circumstance where the Company's Legal Counsel is involved in the matter giving rise to a violation or potential violation of this Code of Ethics, the required internal reporting or notification shall instead be made directly to the Chairman of the Audit Committee.

     The Audit Committee is responsible for applying this Code of Ethics to specific situations and has the authority to interpret this Code in any particular situation. Anyone desiring an interpretation of a provision of the Code of Ethics may consult with the Company's Legal Counsel and/or submit a written request for an interpretation to the Audit Committee, setting forth the relevant facts and circumstances. The Audit Committee shall respond to any such written request as it deems appropriate. In so doing, it may consult with the Company's Legal Counsel and/or other outside legal counsel.

     The SEC requires public disclosure of any waiver from, or amendment to, a provision of this Code of Ethics. The Company expects full compliance with this Code and, with rare exceptions, will not grant or permit waivers from its requirements. Anyone requesting a waiver from a provision of the Code of Ethics shall submit the request to the Audit Committee, which shall, in consultation with the Company's Legal Counsel and/or other outside legal counsel, determine whether the request should be granted.

     The Chairman of the Audit Committee shall inform the Board of Directors of any violation of this Code of Ethics that is reported to the Committee and of any waiver from the Code's provisions that is approved by the Committee.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                        Press Release, dated May 5, 2008


N / E / W / S     R / E / L / E / A / S / E

May 5, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES QUARTERLY CASH DIVIDEND

At its regularly scheduled meeting held on April 29, 2008, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its common stock.

The cash dividend is payable June 20, 2008, to stockholders of record June 6, 2008. For purposes of broker trading, the ex-date of the cash dividend is June 4, 2008.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).
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